VALIC COMPANY I

Supplement Dated April 21, 2004
to
Prospectus Dated October 1, 2003

The Board of Directors (the "Board") of VALIC Company I (the "Series Company") took the actions described below at a meeting held on April 20, 2004.

  With respect to the Value Fund, the Board approved the termination of the investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and Putnam Investment Management, LLC effective as of the close of business June 18, 2004 and approved an investment sub-advisory agreement with OppenheimerFunds, Inc. ("Oppenheimer"). The investment sub-advisory agreement with Oppenheimer will become effective as of the open of business on June 21, 2004. Under the investment sub-advisory agreement, Oppenheimer will manage the assets of the Value Fund. The subadvisory fees paid to Oppenheimer will be borne by VALIC and will not result in increased costs to shareholders of the Value Fund. The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve investment sub-advisory agreements without a shareholder vote; however, an information statement explaining the change in subadviser in further detail will be mailed to all shareholders of record.

  In connection with the change in subadviser, the Board approved the change in the Value Fund's investment objective. The current investment objective is to seek capital growth and current income. The investment objective as amended will be to seek capital appreciation.

  Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. Oppenheimer has been an investment adviser since 1960. As of December 31, 2003, Oppenheimer had more than $150 billion in assets under management.

  With respect to the Small Cap Fund, the Board approved the termination of the investment sub-advisory agreement between VALIC and Founders Asset Management LLC effective as of the close of business June 18, 2004 and approved investment sub-advisory agreements with American Century Investment Management, Inc. ("American Century") and Franklin Portfolio Associates, LLC ("Franklin Portfolio"). The investment sub-advisory agreements with American Century and Franklin Portfolio will become effective on June 18, 2004. Under the investment sub-advisory agreements, American Century and Franklin Portfolio will each manage a portion of the assets of the Small Cap Fund.

  T. Rowe Price Associates, Inc. ("T. Rowe Price") will continue to manage a portion of the assets of the Small Cap Fund.

  The subadvisory fees paid to Franklin Portfolio, American Century, and T. Rowe Price will be borne by VALIC and will not result in increased costs to shareholders of the Small Cap Fund. The Board has approved the investment sub-advisory agreements with Franklin Portfolio and American Century without a shareholder vote pursuant to an exemptive order granted by the SEC. The Series Company will mail an information statement to all shareholders of record explaining the change in subadvisers in further detail.

  American Century is located at 4500 Main Street, Kansas City, Missouri, 64111. American Century has been managing mutual funds since 1958. As of December 31, 2003, American Century had more than $90 billion in assets under management.

  Franklin Portfolio is located at Two International Place, 22nd Floor, Boston, Massachusetts 02110. Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of December 31, 2003, Franklin Portfolio had approximately $21.3 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation.

  With respect to the Growth Fund, the Board approved a reorganization whereby the Growth Fund will transfer all of its assets and liabilities to the Blue Chip Growth Fund in exchange for shares of the Blue Chip Growth Fund, subject to approval by the shareholders of the Growth Fund. Shareholders of record of the Growth Fund as of June 18, 2004 are scheduled to vote on the proposed reorganization at a special meeting of shareholders to be held on or about August 26, 2004.

Before the meeting, shareholders of the Growth Fund will receive a combined prospectus/proxy statement containing information about the proposed reorganization and information about the Blue Chip Growth Fund. If the shareholders of the Growth Fund approve the reorganization, the Growth Fund will liquidate by transferring all of its assets and liabilities to the Blue Chip Growth Fund. Immediately after the closing of the reorganization, a shareholder of the Growth Fund will receive shares of the Blue Chip Growth Fund equal in value to the shares of the Growth Fund owned by that shareholder immediately prior to the reorganization. The closing of the reorganization is proposed to take place on or about August 27, 2004.

Dated: April 21, 2004

VL9017-A 4/04